UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2004

                         INTELLIGENT SYSTEMS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Georgia                       1-9330                       58-1964787
  (State or other          Commission file number             (I.R.S. Employer
  jurisdiction of                                            Identification No.)
  incorporation or
   organization)

  4355 Shackleford Road, Norcross, Georgia                               30093
--------------------------------------------------------------------------------
  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (770) 381-2900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

      99.1 Press release issued by Intelligent Systems Corporation on May 12, 2004.

ITEM 9. REGULATION FD DISCLOSURE

      On May 12, 2004, Intelligent Systems Corporation issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1

      The information contained in this "Item 9. Regulation FD Disclosure" is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

      The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2004                         INTELLIGENT SYSTEMS CORPORATION
                                                     (Registrant)

                                                /s/ Bonnie L. Herron
                                                --------------------------------
                                            By: Bonnie L. Herron
                                                Chief Financial Officer

                                  Exhibit Index

Exhibit
Number   Description
------   -----------
99.1     Press release issued by Intelligent Systems Corporation on May 12, 2004